SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) October 25, 2004
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                          Advanced Nutraceuticals, Inc.
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               (Exact name of Registrant as specified in charter)


                                      Texas
                                      -----
                 (State or other jurisdiction of incorporation)


       000-26362                                           76-0642336
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(Commission File Number)                       (IRS Employee Identification No.)


106 South University Boulevard, Unit 14, Denver, Colorado               80209
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code                (303) 722-4008


                                 Not Applicable
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          (Former name or former address, if changed since last report)






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Item 8.01   Other Events.
            ------------

     The Registrant has signed an agreement with The Seidler Companies Incorporated, a Los Angeles based investment banking firm and NYSE member, to advise and assist the Registrant on a defined non-exclusive basis with evaluating the Registrant's future strategy and to explore possible options to enhance and maximize shareholder value.


Item 9.01   Financial Statements and Exhibits.
            ----------------------------------

            (c) Exhibits.
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                 None





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Advanced Nutraceuticals, Inc.



Date:  October 25, 2004           /s/  Jeffrey G. McGonegal
                                  -------------------------
                                  By: Jeffrey G. McGonegal
                                  Title:   Senior Vice President of Finance